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                                                                     Exhibit 1.1

                                                  FORM OF UNDERWRITING AGREEMENT

                    ADVANCED SEMICONDUCTOR ENGINEERING, INC.

                      28,757,600 AMERICAN DEPOSITARY SHARES
                                  REPRESENTING
                            143,788,000 COMMON SHARES
                           (PAR VALUE NT$10 PER SHARE)

                             UNDERWRITING AGREEMENT



                                                                  April __, 2003

Goldman Sachs International,
  As representative of the several Underwriters
    named in Schedule I hereto,
Peterborough Court,
133 Fleet Street, London EC4A 2BB,
England.

Ladies and Gentlemen:

     The shareholders named in Schedule II hereto (the "Selling Shareholders") of Advanced Semiconductor Engineering, Inc., a company limited by shares (the "Company") and duly organized and existing under the laws of the Republic of China (the "ROC"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 28,757,600 American Depositary Shares representing 143,788,000 common shares, par value NT$10 per share (the "Common Shares"), of the Company. ASE Capital Inc., a wholly-owned subsidiary of the Company and one of the Selling Shareholders ("ASE Capital"), proposes, subject to the terms and conditions stated herein, to sell at the election of the Underwriters, up to 4,000,000 additional American Depositary Shares representing 20,000,000 Common Shares of the Company. The aggregate of 28,757,600 American Depositary Shares representing 143,788,000 Common Shares to be sold by the Selling Shareholders are herein called the "Firm ADSs" and the aggregate of 4,000,000 additional American Depositary Shares representing 20,000,000 additional Common Shares to be sold by ASE Capital at the election of the Underwriters are herein called the "Optional ADSs". The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "ADSs". The Common Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Common Shares represented by the Optional ADSs are hereinafter called the "Optional Shares" and the Firm Shares and the Optional Shares are herein collectively called the "Shares".

     The ADSs are to be issued pursuant to an amended and restated deposit agreement (the "Deposit Agreement"), dated as of September 29, 2000, among the Company, Citibank, N.A., as depositary (the "Depositary"), and holders and beneficial owners from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will represent the right to receive five Common Shares deposited pursuant to the Deposit Agreement.

     It is understood by the parties that the Underwriters are offering ADSs in the United States and internationally outside of the ROC.

     1. (I) The Company represents and warrants to, and agrees with, each of the Underwriters that:


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          (a) A registration statement on Form F-3 (File No. 333-89428) in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and, to the knowledge of the Company, no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(I)(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such registration statement became effective, each as amended at the time such part of the registration statement became effective, or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the initial registration statement that is incorporated by reference in the Registration Statement;

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all



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     material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and the Registration Statement and the Prospectus will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (e) A registration statement on Form F-6 (File No. 333-12468) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and to the knowledge of the Company no proceeding for that purpose has been initiated or threatened by the Commission (such registration statement, including all exhibits thereto, each as amended at the time such registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (f) Neither the Company nor any of its subsidiaries named in Schedule III hereto (the "Significant Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect"); and, since the respective dates as



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     of which information is given in the Registration Statement and the
     Prospectus, there has not been any decrease in the capital stock, increase in short-term debt or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and other than the Significant Subsidiaries, no other subsidiary of the Company is a "Significant Subsidiary" as defined in Regulation S-X under the Act;

          (g) The Company and the Significant Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Significant Subsidiaries; and any real property and buildings held under lease by the Company and the Significant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Significant Subsidiaries in each case except as described in or contemplated by the Prospectus;

          (h) The Company has been duly incorporated and is validly existing as a company limited by shares formed under the laws of the ROC, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; and each of the Significant Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation;

          (i) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description of the Common Shares contained in the Prospectus; and all of the issued shares of capital stock of each of the Significant Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, other than as set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims of which the Company is aware; all of the issued and outstanding Common Shares (including the Shares) have been duly listed and admitted for trading on the Taiwan Stock Exchange (the "Taiwan Stock Exchange"); the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Common Shares or any other class of capital stock of the Company; other than the US$160,000,000 1% Guaranteed Convertible Notes due July 1, 2004 issued by ASE Test Finance Limited, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company's subsidiaries, or obligations of the Company's subsidiaries to issue, any class of capital stock; the Shares may be freely deposited by the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs are freely transferable by the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent



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     transfers of the Shares and ADSs under the laws of the ROC and of the
     United States, except as described in the Prospectus under the captions "Description of Common Shares", "Description of American Depositary Receipts" or "Annex B--Foreign Investment and Exchange Controls in the ROC";

          (j) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued, the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

          (k) Other than as set forth or contemplated in the Prospectus, no consents, approvals, authorizations, orders of, registrations, clearances by or qualifications of or with any court or governmental agency or body or any stock exchange authorities (hereinafter referred to as a "Governmental Agency") having jurisdiction over the Company or any of the Significant Subsidiaries or any of their properties (hereinafter referred to as "Governmental Authorizations") are required for the sale of the Shares and the ADSs, for the deposit of Shares with the Depositary and for the execution and delivery by the Company of this Agreement and the Deposit Agreement to be duly and validly authorized except for (A) registration of the Shares and the ADSs under the Act, and any filings required under Rule 424 of the Act, (B) the approval of the Central Bank of China (the "CBC") of foreign exchange settlements and payments contemplated by the Deposit Agreement, (C) the filings and approvals, if any, required under (1) the Key Points for Handling Issuance and Offer of Overseas Securities by Issuers of the ROC (the "Overseas Offering Rules"), (2) the Securities and Exchange Law of the ROC and the Company Law of the ROC, and (3) the rules and regulations of the Taiwan Stock Exchange, the Securities and Futures Commission of the ROC (the "SFC") and the CBC, (D) any governmental authorizations as may be required under state securities or Blue Sky laws of the United States or the laws of other jurisdictions outside the ROC in connection with the purchase and distribution of the ADSs by or for the account of the Underwriters and (E) such Governmental Authorizations that have been obtained and are in full force and effect;

          (l) Other than as set forth in the Prospectus, no governmental approvals are currently required in the ROC in order for the Company to pay dividends or other distributions declared by the Company to holders of Common Shares, including the Depositary, or for the conversion by the Depositary of any dividends paid in New Taiwan dollars ("NT dollars") to U.S. dollars or the transfer thereof out of the ROC and no other withholding or other taxes under the laws and regulations of the ROC are currently required to be imposed in connection with the declaration and payment by the Company of dividends and other distributions in respect of its capital stock;

          (m) The sale of the ADSs to be sold by the Selling Shareholders hereunder, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or



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     provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject other than any such conflicts, breaches, violations or defaults which, individually or in aggregate, would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the constituent documents of the Company or any of the Significant Subsidiaries or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Significant Subsidiaries or any of their properties, including the Securities and Exchange Law of the ROC and the Company Law of the ROC and the regulations promulgated thereunder;

          (n) Neither the Company nor any of the Significant Subsidiaries is in violation of its constituent documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except such violations or defaults which individually or in aggregate would not have a Material Adverse Effect;

          (o) Other than as set forth in the Prospectus, so long as this Agreement and any cross receipt or any other documents which are deemed "receipts" under the ROC Stamp Tax Law are executed outside the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes (except such income taxes as may be imposed by the government of the ROC or any political subdivision or taxing authority thereof or therein on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax) are payable by or on behalf of the Underwriters to the government of the ROC or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Selling Shareholders against the issuance of ADRs evidencing ADSs, (B) the sale and delivery by the Selling Shareholders of the ADSs to or for the respective accounts of the Underwriters as contemplated in the Prospectus and pursuant to the terms of this Agreement, (C) the sale and delivery outside the ROC by the Underwriters of the ADSs to the initial purchasers thereof, or (D) the execution and delivery of this Agreement and the Deposit Agreement;

          (p) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs;

          (q) The statements set forth in the Prospectus under the captions "Description of Common Shares" and "Description of American Depositary Receipts", insofar as they purport to constitute a summary of the terms of the Common Shares and the ADSs, respectively, and under the captions "Taxation", "Underwriting", "Annex A--The Securities Market of the ROC" and "Annex B--Foreign Investment and Exchange Controls in the ROC", insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

          (r) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Significant Subsidiaries is a party or of which any property of the Company or any of the Significant Subsidiaries is the subject which, if determined adversely to the Company or any of the Significant Subsidiaries, would



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     individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

          (s) The Company is not and, after giving effect to the offering and sale of the ADSs, will not be an "investment company", under the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (t) Each of the Company and the Significant Subsidiaries has all licenses, franchises, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Governmental Agencies having jurisdiction over the Company or any of the Significant Subsidiaries, as applicable, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, other than any such licenses, franchises, consents, authorizations, approvals, orders, certificates or permits the failure to possess any of which would not individually or in the aggregate have a Material Adverse Effect;

          (u) The Company believes that it was not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, for its most recent taxable year, and the Company has no plans or intention to take any action that would result in the Company becoming a PFIC in the future;

          (v) T. N. Soong & Co., an Associate Member Firm of Deloitte Touche Tohmatsu effective April 22, 2002, who have certified certain financial statements of the Company and its subsidiaries, are the independent public accountants of the Company as required by the Act and the rules and regulations of the Commission thereunder;

          (w) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, neither the Company nor any of its subsidiaries has (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities) that would be material to the Company and its subsidiaries, taken as a whole, and that are not otherwise described in the Prospectus;

          (x) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the ROC in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the ROC of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax in the ROC be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder, it being understood that in court proceedings in the ROC, a translation into the Chinese language may be required;

          (y) Other than as set forth in the Prospectus, each of the Company and the Significant Subsidiaries owns or has valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all patents, patent licenses, inventions, trademarks, service marks, trade names, domain names, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), information, proprietary rights and processes ("Intellectual Property")

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     necessary to conduct its business as presently conducted and as proposed to be conducted; neither the Company nor any of the Significant Subsidiaries has received any written notice or claim of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which notice or claim remains in dispute and which is reasonably likely to result in a Material Adverse Effect;

          (z) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to include any securities of the Company with the Shares registered pursuant to the Registration Statement or the ADSs registered pursuant to the ADS Registration Statement, except as described in the Prospectus or as have been validly waived in writing in connection with the offering of the ADSs contemplated hereby;

          (aa) Under the laws of the ROC, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as the holder of the Common Shares underlying the ADSs and recognized as the representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

          (bb) Except as described in the Prospectus or this Agreement, all amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the ROC or any authority thereof or therein (except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the ROC on, or by virtue of the execution or delivery of, such documents;

          (cc) The audited consolidated financial statements (and the notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in financial position of the Company and its consolidated subsidiaries for the periods specified, and such financial statements have been prepared in conformity with generally accepted accounting principles in the ROC applied on a consistent basis throughout the periods presented (other than as described therein); and the summary and selected financial information, including the selected unaudited quarterly financial information, included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein;

          (dd) This Agreement has been duly authorized, executed and delivered by the Company;

          (ee) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgements ("critical accounting policies"); (ii) judgements and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof;

          (ff) The Company's Board of Directors and management have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with its legal advisers and independent accountants with regards to such disclosure;


          (gg) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" in the Prospectus accurately and fully describes all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur. Neither the Company nor any of its subsidiaries are engaged in any transactions with, or have any obligations to, any unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its subsidiaries, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements. As used herein in this Section 1, the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not";

          (hh) Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined; and

          (ii) Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries is engaged in any material transactions with its directors, officers, management, shareholders, or any other person, including persons formerly holding such positions, on terms that are not available to other parties on an arm's-length basis.

     (II) The Company and each of the Selling Shareholders hereby jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

          (a) Such Selling Shareholder has been duly incorporated and is validly existing as a company limited by shares formed under the laws of the ROC;

          (b) Other than as set forth or contemplated in the Prospectus, no consents, approvals, authorizations, orders of, registrations, clearances by or qualifications of or with any Governmental Agency having jurisdiction over such Selling Shareholder or any of its properties are required for the deposit of the Shares with the Depositary, for the sale and delivery of the ADSs representing the Shares to be sold by such Selling Shareholder hereunder, and for the execution, delivery and performance by such Selling Shareholder of this Agreement to be duly and validly authorized, except for
     (A) registration of the Shares and ADSs under the Act and any filings required by Rule 424 under the Act, (B) any governmental authorizations as may be required under state securities or Blue Sky laws of the United States or the laws of other jurisdictions outside the ROC in connection with the purchase and distribution of the ADSs by or for the account of the Underwriters, (C) such consents, approvals, authorizations, orders, registrations, clearances or qualifications which have been obtained and which are in full force and effect; the Shares may be freely deposited by such Selling Shareholder with the Depositary against issuance of ADRs evidencing ADSs; and such Selling Shareholder has the corporate right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the ADSs representing the Shares to be sold by such Selling Shareholder hereunder; and this Agreement has been duly authorized, executed and delivered by such Selling Shareholder;

          (c) The sale of the ADSs representing the Shares to be sold by such Selling Shareholder hereunder, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery, the compliance by such Selling Shareholder with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not
     (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is subject, other than any such conflict, breach, violation or default that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to perform its obligations under this Agreement (2) result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or property of such Selling Shareholder other than any such violation that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to perform its obligations under this Agreement or the Deposit Agreement, and (3) violate any provision of the Articles of Incorporation of such Selling Shareholder;

          (d) Such Selling Shareholder has, and immediately prior to each Time of Delivery such Selling Shareholder will have, good and valid title to the Shares and the ADSs to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and assuming that
     (A) DTC (as defined in Section 4 hereof) is a "protected purchaser" (as defined in Section 8-303 of the Uniform Commercial Code as adopted in the State of New York (the "Code")) of the ADSs and a "securities intermediary" (as defined in Section 8-102 of the Code) and (B) the Underwriters have acquired, pursuant to Section 8-501 of the Code and the terms and provisions of the Underwriting Agreement, their "security entitlement" (as defined in Section 8-102 of the Code) in the ADSs for "value" (as defined in Section 1-201 of the Code) and without notice of an "adverse claim" (as defined in Section 8-102 of the Code), no action based on an adverse claim to such ADSs, whether framed in conversion, replevin, constructive trust, equitable lien, or other theory, may be asserted against any such Underwriter;

          (e) Such Selling Shareholder has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or ADSs;

          (f) The ADSs delivered at the applicable Time of Delivery will be freely transferable by such Selling Shareholder to or for the account of the several Underwriters and (to the extent described in the Prospectus) to the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of the ROC and of the United States except as described in the Prospectus under the captions "Description of Common Shares", "Description of American Depositary Receipts" or "Annex B - Foreign Investment and Exchange Controls in the ROC";

          (g) Other than as set forth in the Prospectus and so long as this Agreement, and any cross receipt or any other documents which are deemed "receipts" under the ROC Stamp Tax Law, are executed outside the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes (except such income taxes as may be imposed by the government of the ROC or any political subdivision or taxing authority thereof or therein on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax) are payable by or on behalf of the Underwriters to the government of the ROC or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by such Selling Shareholder against the issuance of ADRs evidencing ADSs, (B) the sale and delivery by such Selling Shareholder of the ADSs representing the Shares to or for the respective accounts of the Underwriters as contemplated in the Prospectus and pursuant to the terms of this Agreement, (C) the sale and delivery outside the ROC by the Underwriters of the ADSs representing the Shares to the initial purchasers thereof pursuant to the terms of this Agreement or (D) the execution and delivery of this Agreement;

          (h) This Agreement is in proper form to be enforceable against such Selling Shareholder in the ROC in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the ROC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax in the ROC be paid on or in respect of this Agreement or any other documents to be furnished hereunder, it being understood that in court proceedings in the ROC, a translation into the Chinese language may be required;

          (i) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, (A) such Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such Registration Statement conforms, and such Prospectus and any further amendments or supplements to such Registration Statement or such Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and such Registration Statement and such Prospectus will not, as of the applicable effective date as to such Registration Statement and any amendment thereto and as of the applicable filing date as to such Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the applicable Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

          (k) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the ROC (except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax) or any authority thereof or therein except as described in the Prospectus nor are any taxes imposed in the ROC on, or by virtue of the execution or delivery of, such documents.

     2. Subject to the terms and conditions herein set forth, (a) the Selling Shareholders agree, severally and not jointly, to sell to the Underwriters, and the Company agrees to cause such Selling Shareholders to sell to each of the Underwriters, the number of Firm ADSs set forth opposite the name of such Selling Shareholders, respectively, in Schedule II hereto, and each of the Underwriters agrees, severally and not jointly, to purchase from such Selling Shareholders at a purchase price per ADS of US$o, the number of Firm ADSs set forth opposite the name of such Underwriters in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, ASE Capital agrees to sell to each of the Underwriters, and the Company agrees to cause ASE Capital to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from ASE Capital at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

     ASE Capital hereby grants to the Underwriters the right to purchase at their election up to [4,000,000] Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of Firm ADSs. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company and ASE Capital, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, ASE Capital and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) ADRs evidencing the ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as you may request upon at least forty-eight hours notice to the Company and the Selling Shareholders prior to a Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Selling Shareholders to you, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account(s) specified by the Selling Shareholders to you at least forty-eight hours in advance.

          The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on ___, 2003 or such other time and date as you and the Selling Shareholders may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional ADSs, or such other time and date as you and ASE Capital may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and ADSs and any additional documents requested by the Underwriters pursuant to Section 7(r) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 28th Floor, Nine Queen's Road Central, Hong Kong (the "Closing Location"), and the ADSs will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 9:00 p.m., Hong Kong time, on the next New York Business Day preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. (I) The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second New York Business Day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the ADSs; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference to the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder and under this Agreement: (i) any Common Shares or ADSs or any securities of the Company that are substantially similar to the Common Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or ADSs or any such substantially similar securities; and (ii) any common shares of its subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such common shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement and which are described in the Prospectus), without your prior written consent, except for ADSs and Common Shares represented thereby being sold hereunder, Common Shares to be issued by the Company pursuant to any stock dividend payable to all holders of Common Shares (including Common Shares represented by the ADSs) as of a record date subsequent to the date of the Prospectus and employee bonus shares relating to the Company's fiscal year ended December 31, 2002 approved at its annual general meeting of shareholders held on __, 2003;

          (f) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, to cause each of its subsidiaries and controlled affiliates not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder and under this
     Agreement: (i) any Common Shares or ADSs or any securities of the Company that are substantially similar to the Common Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or ADSs or any such substantially similar securities; and (ii) any common shares of such subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such common shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to (1) employee stock option plans existing on the date of this Agreement and which are described in the Prospectus, (2) upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement and which are described in the Prospectus or (3) the sale of any Common Shares held by the Selling Shareholders subsequent to 30 days after the date of the Prospectus), without your prior written consent, except for equity securities whose issuance and sale by any subsidiary or controlled affiliate will not result in a decrease of the Company's beneficial ownership interest in that subsidiary or controlled affiliate and common shares of Universal Scientific Industrial Co., Ltd. not in excess of 25% of its outstanding ordinary shares as of the date of the Prospectus (or depositary receipts representing up to the number of its ordinary shares, or debt or other securities initially convertible into not more than the number of shares or depositary receipts);

          (g) To furnish to the Depositary for mailing to holders of record of ADSs (i) as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with generally accepted accounting principles in the ROC ("ROC GAAP") together with a reconciliation of net income and total stockholders' equity to generally accepted accounting principles in the U.S. ("U.S. GAAP")) and
     (ii) as soon as practicable after the end of the relevant period, such semi-annual reports that are made available or are required to be made available to shareholders and consolidated summary financial information of the Company and its subsidiaries for the relevant period in reasonable detail;

          (h) During a period of two years from the effective date of the Registration Statement, to furnish to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and which are not otherwise publicly available directly on the Company's website;

          (i) To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (j) Prior to each Time of Delivery, to cause the Selling Shareholders to deposit the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the purchasers at such Time of Delivery;

          (k) Until the distribution of the ADSs has been completed, not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

          (l) To use its best efforts to list, subject to notice of issuance, the Shares and ADSs on the NYSE; and

          (m) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

     (II) The Company and each of the Selling Shareholders jointly and severally agree with each of the Underwriters:

          (a) Prior to each Time of Delivery, to deposit, or cause to be deposited on their behalf the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

          (b) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, such Selling Shareholder will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder and under this Agreement: (i) any Common Shares or ADSs or any securities of the Company that are substantially similar to the Common Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or ADSs or any such substantially similar securities; and (ii) any common shares of the Company's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such common shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to (1) employee stock option plans existing on the date of this Agreement and which are described in the Prospectus, (2) upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement and which are described in the Prospectus or (3) the sale of any Common Shares subsequent to 30 days after the date of the Prospectus), without your prior written consent, except for ADSs and Common Shares represented thereby being sold hereunder;

          (c) Until the distribution of ADSs has been completed, not to take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs; and

          (d) To indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, payable in the ROC, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement; provided, however, that such Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the ADSs by the Underwriters in a manner other than that as is customary in such transactions or that relate to the ADSs to be sold by the other Selling Shareholders; in addition, such Selling Shareholder agrees to indemnify and hold the Underwriters harmless against any Taiwan Stock Exchange transaction levy that may be required to be paid in connection with the issuance of the Shares to be sold by such Selling Shareholder and the listing of such Shares on the Taiwan Stock Exchange.

     6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and ADSs under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers (collectively, the "Printing Expenses"); (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs; (iii) all expenses in connection with the qualification of the ADSs for offering and sale under state securities laws as provided in Section 5(I)(b) hereof; (iv) all fees and expenses in connection with the listing of the ADSs on the NYSE; and the filing fees incident to and in connection with securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the ADSs; (v) all expenses and taxes arising as a result of the deposit by the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary, of the sale and delivery of the ADSs by the Selling Shareholders to or for the account of the Underwriters, of the sale and delivery outside of the ROC of the ADSs by the Underwriters to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any ROC withholding, transfer or other similar taxes asserted against an Underwriter by reason of the purchase and sale of an ADS pursuant to this Agreement (except such income taxes as may be imposed by the government of the ROC or any political subdivision or taxing authority thereof or therein on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax); (vi) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters, in connection with the initial purchase of ADSs; (vii) the fees and expenses of the Authorized Agent (as defined in Section 14 hereof); (viii) the cost of preparing ADRs; (ix) the cost and charges of any transfer agent or registrar; (x) all of the roadshow expenses; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. The Underwriters shall reimburse the Company for the Printing Expenses and roadshow expenses up to US$500,000. In addition, it is understood, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel, stock transfer taxes (other than any imposed by the ROC or any political subdivision or taxing authority thereof or therein) on resale of any of the ADSs by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(I)(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell LLP, U.S. counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Tsar & Tasi Law Firm, ROC counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (d) Davis Polk & Wardwell, U.S. counsel for the Company and the Selling Shareholders, shall have furnished to you their written letter, dated such Time of Delivery, in form and substance satisfactory to you, stating that they are of the opinion to the effect set forth below:

               (i) To the extent, if any, that the laws of the State of New York may govern the execution and delivery thereof, (A) this Agreement and the Deposit Agreement have been duly executed and delivered by the Company and (B) this Agreement has been duly executed and delivered by each of the Selling Shareholders;

               (ii) Assuming that (A) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and the Company (except, with respect to the Company, to the extent, if any, that the laws of the State of New York may govern the execution and delivery thereof) and (B) each of the Depositary and the Company has full power, authority and legal right to enter into and perform its obligations thereunder, the Deposit Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of creditors' rights and to general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law;

               (iii) Assuming that (A) DTC is a "protected purchaser" (as defined in Section 8-303 of the Code) of the ADSs and a "securities intermediary" (as defined in Section 8-102 of the Code) and (B) the Underwriters have acquired pursuant to Section 8-501 of the Code and the terms and provisions of this Agreement their "security entitlement" (as defined in Section 8-102 of the Code) in the ADSs for "value" (as defined in Section 1-201 of the Code) and without notice of an "adverse claim" (as defined in Section 8-102 of the Code), no action based on an adverse claim to such ADSs, whether framed in conversion, replevin, constructive trust, equitable lien, or other theory, may be asserted against such underwriter;

               (iv) Upon issuance by the Depositary of the ADSs against the deposit of the Shares in accordance with the Deposit Agreement, the ADSs will be duly and validly issued and will entitle the holders thereof to the rights specified in the Deposit Agreement assuming that
          (A) the Deposit Agreement constitutes a valid and binding agreement of the Depositary, (B) the Shares have been duly authorized and validly issued and are fully paid and nonassessable and that any preemptive rights with respect to the Shares have been validly waived or exercised, (C) the Shares have been duly deposited with the Depositary in accordance with the provisions of the Deposit Agreement and (D) the actions specified in clauses (B) and (C) of this paragraph (iv) have been taken in accordance with all applicable laws and regulations (except, with respect to the Company, the applicable United States Federal and New York State laws and regulations);

               (v) Assuming that the actions referred to in clause (A) of this paragraph (v) have been duly authorized by the Company, (A) the Company has, under the laws of the State of New York relating to personal jurisdiction, pursuant to Section 14 of this Agreement: (1) validly and irrevocably submitted to the personal jurisdiction of any state or Federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or based on this Agreement or the transactions contemplated hereby, (2) to the extent permitted by applicable law, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and (3) validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 14 hereof; and (B) service of process effected on such agent in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over the Company;

               (vi) Assuming that the actions referred to in clause (A) of this paragraph (vi) have been duly and validly authorized by each of the Selling Shareholders, (A) such Selling Shareholder has, under the laws of the State of New York relating to personal jurisdiction, pursuant to Section 14 of this Agreement: (1) validly and irrevocably submitted to the personal jurisdiction of any New York Court in any action arising out of or based on this Agreement or the transactions contemplated hereby, (2) to the extent permitted by applicable law, validly and irrevocably waived any objection to the venue of a proceeding in any such court, and (3) validly and irrevocably appointed the Authorized Agent as its authorized agent for the purpose described in Section 14 hereof; and (B) service of process effected on such agent in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over such Selling Shareholder;

               (vii) Except as disclosed in the Registration Statement and the Prospectus and except for the performance by (a) the Company of its indemnification and contribution obligations under this Agreement and the Deposit Agreement and (b) the Selling Shareholders of their indemnification and contribution obligations under this Agreement, as to which such counsel is not being asked to express an opinion, (A) the deposit of the Shares by the Selling Shareholders with the Depositary in accordance with the Deposit Agreement, (B) the sale of the ADSs to the Underwriters in accordance with this Agreement, (C) the performance by the Company of its obligations under this Agreement and the Deposit Agreement and (D) the performance by each of the Selling Shareholders of its obligations under this Agreement will not contravene (x) any provision of United States Federal or New York State law that in such counsel's experience is normally applicable to general business corporations in relation to transactions of the type contemplated in this Agreement and the Deposit Agreement, except for the securities or Blue Sky laws of the State of New York, as to which such counsel has not been asked to express an opinion, or (y) any agreement or other instrument governed by New York law, binding on any of the Selling Shareholders or the Company or any of the Significant Subsidiaries listed on a schedule attached to such letter;

               (viii) Except as disclosed in the Registration Statement and the Prospectus and except for the performance by (x) the Company of its indemnification and contribution obligations under this Agreement and the Deposit Agreement, and (y) the Selling Shareholders of their indemnification and contribution obligations under this Agreement as to which such counsel is not being asked to express an opinion, no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required under United States Federal or New York State law that in such counsel's experience is normally applicable to general business corporations in relation to transactions of the type contemplated in this Agreement and the Deposit Agreement for (A) the deposit of the Shares with the Depositary in accordance with the Deposit Agreement, (B) the sale of the ADSs to the Underwriters in accordance with this Agreement, (C) the performance by the Company of its obligations under this Agreement and the Deposit Agreement and (D) the performance by each of the Selling Shareholders of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the State of New York;

               (ix) Such counsel has considered the statements relating to United States Federal and New York State legal matters and documents governed by New York State law included in the Prospectus under the captions "Description of American Depositary Receipts", "Taxation - United States Federal Income Taxation" and "Underwriting"; and in such counsel's opinion, such statements, fairly summarize in all material respects such matters and documents;

               (x) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Prospectus will not be an "investment company" as such term is defined in the Investment Company Act; and

               (xi) Nothing has come to such counsel's attention that causes such counsel to believe that (A) each document incorporated by reference in the

          Registration Statement and Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel has not been asked to express any belief) did not when filed with the Commission comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, (B) the Registration Statement and Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel has not been asked to express a belief) do not comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder or that any documents that are required to be filed as exhibits to the Registration Statement pursuant to such rules and regulations have not been filed as required, or (C)(x) the Registration Statement and the prospectus included therein (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel need not express a belief) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (y) the Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel has not been asked to express a belief) as of its date and as of the date of such letter contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel shall state that the Registration Statement has been declared effective under the Act and the rules and regulations thereunder, the Prospectus either has been filed with the Commission pursuant to Rule 424(b) under the Act or has been included in the Registration Statement (as the case may be), and such counsel has no knowledge of any stop order having been issued suspending the effectiveness of the Registration Statement or of any proceedings for that purpose having been instituted or threatened or pending by the Commission.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States;

          (e) Lee and Li, ROC counsel for the Company and the Selling Shareholders, shall have furnished to you their written opinion dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation limited by shares under the laws of the ROC, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement and the Deposit Agreement;

               (ii) Each of the Selling Shareholders has been duly incorporated and is validly existing as a corporation limited by shares under the laws of the ROC, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement;

               (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued and outstanding Common Shares have been duly listed and admitted for trading on the Taiwan Stock Exchange; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares or the ADSs in connection with the transactions contemplated hereby; the Shares to be deposited by the Selling Shareholders may be freely deposited by the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs and the Shares are freely transferable by the Selling Shareholders to or for the account of the several Underwriters in the manner contemplated herein and to the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs or the Shares except as described in the Prospectus under "Description of Common Shares", "Common Shares Eligible for Future Sale", "Description of American Depositary Receipts" and "Annex B - Foreign Investment and Exchange Controls in the ROC"; and the Shares and ADSs conform to the description of the Common Shares and the ADSs contained in the Prospectus;

               (iv) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, fraudulent transfer, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights;

               (v) To the best of such counsel's knowledge after reasonable inquiry and based on a certificate of the Company, the Company has good and marketable title to all real property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

               (vi) To the best of such counsel's knowledge after reasonable inquiry and based on certificates of the Company, ASE Test, Inc. and ASE (Chung Li) Inc. (as to J&R Holding Limited and ASE Test Limited, we relied on the opinions given by Appleby Spurling & Kempe pursuant to Section 7(h) and Allen & Gledhill pursuant to Section 7(g), respectively), other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its Significant Subsidiaries; and, to the best of such counsel's knowledge and based on certificates of the Company, ASE Test, Inc. and ASE (Chung Li) Inc. (as to J&R Holding Limited and ASE Test Limited, we relied on the opinions given by Appleby Spurling & Kempe pursuant to Section 7(h) and Allen & Gledhill pursuant to Section 7(g), respectively), no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

               (vii) This Agreement has been duly authorized, executed and delivered by the Company and each of the Selling Shareholders;

               (viii) The sale of the Shares and ADSs being delivered at such Time of Delivery, the deposit of the Shares being deposited by the Selling Shareholders with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery, the compliance by the Company and the Selling Shareholders with all of the provisions of this Agreement and the Deposit Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument listed as an exhibit to the Registration Statement, nor will such action result in any violation of the provisions of the Articles of Incorporation of the Company or any of the Selling Shareholders or any statute, rule or regulation or, based on a certificate of the Company, any order of any Governmental Agency of the ROC;

               (ix) Except as disclosed in the Prospectus, no Governmental Authorization of or with any Governmental Agency is required in the ROC for the sale of the ADSs by the Selling Shareholders, the deposit of the Shares being deposited by the Selling Shareholders with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation by the Company or the Selling Shareholders of the transactions contemplated by this Agreement and the Deposit Agreement, except for (A) the approval of the CBC of foreign exchange settlements and payments contemplated by the Deposit Agreement and (B) the filings and approvals, if any, required under (1) the Overseas Offering Rules, (2) the Securities and Exchange Law of the ROC and the Company Law of the ROC, and (3) the rules and regulations of the Taiwan Stock Exchange, the SFC or the CBC; and (C) such Governmental Authorizations which have been obtained are in full force and effect as of such Time of Delivery;

               (x) The statements in the Prospectus under "Risk Factors", "Dividends and Dividend Policy", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Management", "Description of Common Shares", "Description of American Depositary Receipts", "Underwriting", "Common Shares Eligible for Future Sale", "Taxation - ROC Taxation", "Enforceability of Civil Liabilities", "Annex A - The Securities Market of the ROC" and "Annex B - Foreign Investment and Exchange Controls in the ROC", to the extent such statements relate to matters of law or regulation or to the provisions of documents therein described or purport to constitute a summary of the terms of the Common Shares or the ADRs, as the case may be, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

               (xi) To the best of such counsel's knowledge after reasonable inquiry and based on the certificates of the Company ASE Test, Inc. and ASE (Chung Li) Inc. (as to J&R Holding Limited and ASE Test Limited, we relied on the opinions given by Appleby Spurling & Kempe pursuant to Section 7(h) and Allen & Gledhill pursuant to Section 7(g), respectively), the Company and the Significant Subsidiaries own and possess the Intellectual Property necessary to conduct their businesses as presently conducted and as proposed to be conducted; and neither the Company nor its Significant Subsidiaries has received any notice or claim of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which notice or claim remains in dispute and which is reasonably likely to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its Significant Subsidiaries, taken as a whole;

               (xii) Other than as set forth in the Prospectus, so long as this Agreement and any cross receipt are executed outside the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes (except such income taxes as may be imposed by the government of the ROC or any political subdivision or taxing authority thereof or therein on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax) are payable by or on behalf of the Underwriters to the ROC or to any political subdivision or taxing authority thereof or therein in connection with
          (A) the deposit with the Depositary of Shares by the Selling Shareholders against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Selling Shareholders of the Shares and ADSs to or for the respective accounts of the Underwriters as contemplated in the Prospectus and pursuant to the terms of this Agreement, (C) the sale and delivery outside the ROC by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated herein, or
          (D) the execution and delivery of this Agreement and the Deposit Agreement;

               (xiii) The Company's agreement to the choice of law provisions set forth in Section 17 hereof will be recognized by the courts of the ROC, provided, that the relevant provisions of the laws of the State of New York will not be applied to the extent such courts hold that such provisions of the laws of the State of New York are contrary to the public order or good morals of the ROC; the Company can sue and be sued in its own name under the laws of the ROC; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding in a New York Court and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the law of the ROC is concerned, to confer valid jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement would be enforceable against the Company in the courts of the ROC, provided, that the court of the ROC in which the enforcement is sought is satisfied that (A) the court rendering the judgment had jurisdiction over the subject matter according to the laws of the ROC, (B) the judgment is not contrary to the public order or good morals of the ROC, (C) if the judgment was rendered by default by the court rendering the judgment, the Company was served while within the jurisdiction of such court or process was served on the Company with the judicial assistance of the ROC, and (D) judgments of the courts of the ROC are recognized and enforceable in the court rendering the judgment on a reciprocal basis;

               (xiv) The agreement by each of the Selling Shareholders to the choice of law provisions set forth in Section 17 hereof will be recognized by the courts of the ROC, provided, that the relevant provisions of the laws of the State of New York will not be applied to the extent such courts hold that such provisions of the laws of the State of New York are contrary to the public order or good morals of the ROC; such Selling Shareholder can sue and be sued in its own name under the laws of the ROC; the irrevocable submission of such Selling Shareholder to the exclusive jurisdiction of a New York Court, the waiver by the Selling Shareholder of any objection to the venue of a proceeding in a New York Court and the agreement of such Selling Shareholder that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in
          Section 14 hereof will be effective, insofar as the law of the ROC is concerned, to confer valid jurisdiction over such Selling Shareholder; and judgment obtained in a New York Court arising out of or in relation to the obligations of such Selling Shareholder under this Agreement would be enforceable against such Selling Shareholder in the courts of the ROC, provided, that the court of the ROC in which the enforcement is sought is satisfied that (A) the court rendering the judgment had jurisdiction over the subject matter according to the laws of the ROC, (B) the judgment is not contrary to the public order or good morals of the ROC, (C) if the judgment was rendered by default by the court rendering the judgment, such Selling Shareholder was served while within the jurisdiction of such court or process was served on such Selling Shareholder with the judicial assistance of the ROC, and (D) judgments of the courts of the ROC are recognized and enforceable in the court rendering the judgment on a reciprocal basis;

               (xv) The indemnification and contribution provisions set forth in
          Section 8 hereof do not contravene the laws of the ROC;

               (xvi) Except as described in the Prospectus all dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the ROC to be paid in New Taiwan Dollars (including any such dividends or distributions to be paid to the Depositary) may be converted into foreign currency that may be freely transferred out of the ROC, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the ROC and are otherwise free and clear of any other tax, withholding or deduction in the ROC and without the necessity of obtaining any Governmental Authorization in the ROC;

               (xvii) To the best of such counsel's knowledge after reasonable inquiry and based on a certificate of the Company, the Company is not in violation of its Articles of Incorporation or other constituent documents and is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xviii) Immediately prior to such Time of Delivery, (A) each of the Selling Shareholders had good and valid title to the ADSs representing such Shares to be sold at such Time of Delivery by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the ADSs representing such Shares to be sold by such Selling Shareholder hereunder, and (B) if any the Selling Shareholders withdrew the Shares from the Depositary, such Selling Shareholder would have good and valid title to such Shares, free and clear of all liens, encumbrances, equities and claims, and full right, power and authority to sell, assign, transfer and deliver the Shares;

               (xix) Good and valid title to the Shares and the ADSs representing such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased the ADSs representing such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim;

               (xx) Based upon such counsel's participation in the preparation of the Registration Statement and the Prospectus and review and discussion of the contents thereof, and participation in conferences with officers and other representatives and counsel of the Company and representatives and counsel of the Underwriters in connection with the preparation thereof, but without independent check or verification except with respect to the matters to which such counsel's opinion relates, such counsel have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (xxi) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable in the ROC in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the ROC of this Agreement and the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax in the ROC be paid on or in respect of this Agreement, the Deposit Agreement, the ADRs or any other documents to be furnished hereunder, it being understood that in court proceedings in the ROC, a translation into the Chinese language may be required.

          In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7;

          (f) Lee and Li, ROC counsel for ASE Test, Inc. ("ASE Kaohsiung"), and ASE (Chung Li) Inc. ("ASE Chung Li"), shall have furnished to you their written opinion dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) To the best of such counsel's knowledge after reasonable inquiry and based on the certificates of each of ASE Kaohsiung and ASE Chung Li, each of ASE Kaohsiung and ASE Chung Li has been duly incorporated and is validly existing as a Company limited by shares under the laws of the ROC; and except as disclosed in the Prospectus, all of the issued shares of capital stock of each of ASE Kaohsiung and ASE Chung Li have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities and claims;

               (ii) To the best of such counsel's knowledge after reasonable inquiry and based on the certificates of each of ASE Kaohsiung and ASE Chung Li, each of ASE Kaohsiung and ASE Chung Li has good and marketable title to all real property owned by each of them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of them; and any real property and buildings held under lease by each of ASE Kaohsiung and ASE Chung Li are held by each of them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by each of them;

               (iii) To the best of such counsel's knowledge after reasonable inquiry and based on the certificates of each of ASE Kaohsiung and ASE Chung Li, the issue and sale of the Shares and ADSs being delivered at such Time of Delivery to be sold by the Selling Shareholders, the deposit of the Shares being deposited by the Selling Shareholders with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery, the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement, the compliance by each of the Selling Shareholders with all of the provisions of this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of ASE Kaohsiung and ASE Chung Li is a party or by which any of them is bound or to which any of the property or assets of any of them is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation of any of them or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over any of them or any of their properties; and

               (iv) To the best of such counsel's knowledge after reasonable inquiry and based on the certificates of each of ASE Kaohsiung and ASE Chung Li, none of ASE Kaohsiung or ASE Chung Li is in violation of its Articles of Incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (g) Allen & Gledhill, Republic of Singapore ("Singapore") counsel for ASE Test Limited ("ASE Test"), shall have furnished to you their written opinion dated such Time of Delivery, in form and substance satisfactory to you, substantially to the effect that:

               (i) ASE Test has been duly incorporated, is validly existing under the laws of the Republic of Singapore, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (ii) As at April __, 2003, the ordinary shares of US$0.25 each in the capital of ASE Test registered in the name of J&R Holding have been duly authorized and validly issued, are fully paid and non-assessable, and are not issued in violation of any preemptive or similar rights under (A) the laws of the Republic of Singapore, (B) the Memorandum and Articles of Association of ASE Test or other constitutive document of ASE Test or any amendment thereto or (C) as far as such counsel is aware, after due enquiry, any agreement or instrument binding upon ASE Test and governed by Singapore law; for the purposes of such opinion such counsel may assume that the term "non-assessable" in relation to the shares means under Singapore law that holders of such shares, having fully paid up all amounts due on such shares as to nominal amount and premium thereon, are under no further personal liability to contribute to the assets or liabilities of ASE Test in their capacities purely as holders of such shares;

               (iii) As at April __, 2003, the ordinary shares of US$0.25 each in the capital of ASE Test registered in the name of ASE Holding Limited have been duly authorized and validly issued, are fully paid and non-assessable, and are not issued in violation of any preemptive or similar rights under (A) the laws of the Republic of Singapore, (b) the Memorandum and Articles of Association of ASE Test or any other constitutive document of ASE Test or any other constitutive document of ASE Test or any amendment thereto or (c) as far as such counsel is aware, after due enquiry, any agreement or instrument binding upon ASE Test and governed by Singapore law; for the purposes of such opinion such counsel may assume that the term "non-assessable" in relation to the shares means under Singapore law that holders of such shares, having fully paid up all amounts due on such shares as to nominal amount and premium thereon, are under no further personal liability to contribute to the assets or liabilities of ASE Test in their capacities purely as holders of such shares;

               (iv) As of such Time of Delivery, (a) such counsel is not representing ASE Test or any of its subsidiaries in any legal or governmental proceedings, pending or threatened, to which ASE Test or any subsidiary is a party or to which any of the properties of ASE Test or any subsidiary is subject and (b) such counsel is not aware of the existence of any such legal or governmental proceedings in the Republic of Singapore;

               (v) The issue and sale of the Shares and ADSs being delivered at such Time of Delivery to be sold by the Selling Shareholders, the deposit of the Shares being deposited by the Selling Shareholders with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the performance by the Company of its obligations under this Agreement and the Deposit Agreement, and the performance by each of the Selling Shareholders of its obligations under this Agreement, will not contravene (a) any provision of applicable Singapore law or the Memorandum and Articles of Association of ASE Test, or (b) as far as such counsel is aware, any judgment, order or decree of any governmental body, agency or court of Singapore having jurisdiction over ASE Test or any of its assets; and

               (vi) No consents, authorizations, approvals, orders, certificates or permits of and from, and no declarations and filings with, any local and other governmental authorities in the Republic of Singapore or any courts and other tribunals in the Republic of Singapore are required for ASE Test to own, lease and use its properties and assets and to conduct its business in the manner described in, and contemplated by, the Prospectus;

          (h) Appleby Spurling & Kempe, Bermuda counsel for J&R Holding Limited ("J&R Holding"), shall have furnished to you their written opinion dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) J&R Holding has been duly incorporated and is validly existing as a corporation formed under the laws of Bermuda; and all of the outstanding shares of J&R Holding have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company; and a search of the Register of Charges maintained by the Registrar of Companies in Bermuda did not reveal any charges registered against the shares of J&R Holding;

               (ii) Based solely upon a search of the Supreme Court Causes Book at the Registry of the Supreme Court by such counsel, there are no legal or governmental proceedings in Bermuda pending to which J&R Holding is subject and no such proceedings are threatened or contemplated by any Bermuda Governmental Agency or threatened by others;

               (iii) The issue and sale of the Shares and ADSs being delivered at such Time of Delivery to be sold by the Selling Shareholders, the deposit of the Shares being deposited by the Selling Shareholders with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery, the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement, the compliance by each of the Selling Shareholders with all of the provisions of this Agreement, and the consummation of the transactions herein and therein contemplated does not and will not cause J&R Holding to contravene or result in a breach of: (a) any applicable law, rule or regulation of Bermuda, (b) any order, judgment, injunction, decree, determination or award of any Bermuda court or any Bermuda judicial, administrative or governmental authority or organization presently in effect and applicable to J&R Holding, (c) any provision of the Memorandum of Association or the Bye Laws of J&R Holding or (d) to the best of such counsel's knowledge after reasonable inquiry based solely on a review of the documents listed in a schedule attached to such opinion, any agreement or instrument binding on J&R Holding and governed by Bermuda law;

               (iv) Other than such consents and approvals as have already been granted by governmental authorities in Bermuda, no consents, authorizations, approvals, orders, certificates or permits of and from, and no declarations and filings with, any local and governmental authorities in the Bermuda or any courts and other tribunals in the Bermuda are required for J&R Holding to own, lease and use its properties and assets and to conduct its business in the manner described in, and contemplated by, the Prospectus; and

               (v) J&R Holding has the requisite power and authority pursuant to its Memorandum and Association and Bye-laws and under the laws of Bermuda to own, lease and operate its properties and assets and to conduct its business as described in the Prospectus;

          (i) Counsel for the Depositary shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming due authorization, execution and delivery by the Company under the laws of the ROC, constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, except that (a) enforcement thereof may be limited by (1) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding in law or in equity), and (b) such counsel express no opinion as to the enforceability of the indemnity and contribution obligations of the Depositary;

               (ii) The ADRs issued under and in accordance with the provisions of the Deposit Agreement to evidence ADSs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, assuming that (A) the Shares represented by the ADSs which are in turn evidenced by ADRs have been duly authorized and validly issued and are fully paid and nonassessable and that any preemptive rights with respect to the Shares have been validly waived or exercised and (B) such Shares have been duly deposited with Citibank, N.A., Taipei Branch, as Custodian (as defined in the Deposit Agreement), in each case under and in accordance with all applicable laws and regulations;

               (iii) Upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the person in whose name the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and

               (iv) The ADS Registration Statement and any amendments thereof or supplements thereto, as of their respective effective dates, compiled as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States;

          (j) On the date of the printing of the Preliminary Prospectus at a time prior to the actual printing of such Preliminary Prospectus, on the date of the Prospectus of a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, T. N. Soong & Co., an Associate Member Firm of Deloitte Touche Tohmatsu, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copies of the letters delivered prior to the printing of the Preliminary Prospectus and prior to the execution of this Agreement are attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

          (k) (i) Neither the Company nor any of the Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus that would have or would reasonably be expected to have a Material Adverse Effect, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any decrease in the capital stock or increase in short-term debt or long-term debt of the Company or any of the Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or the Significant Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
     (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (l) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or the Taiwan Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities or the ADSs on the NYSE or the Taiwan Stock Exchange; (iii) a general moratorium on commercial banking activities in New York, London or the ROC, declared by the relevant authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom or the ROC; (iv) a change or development involving a prospective change (except as set forth in the Prospectus) in the ROC taxation materially adversely affecting the Company, the Shares or the ADSs or the transfer thereof or the imposition of exchange controls by the United States or the ROC; (v) the outbreak or escalation of hostilities involving the United States or the ROC or the declaration by the United States or the ROC of a national emergency or war, if the effect of any such event specified in this clause (v) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus or (vi) the occurrence of any calamity or crisis or any material adverse change in the existing financial, political or economic conditions or exchange rates or controls in the United States, the ROC or elsewhere which, in your reasonable judgment would materially and adversely affect the financial markets or the market for the ADSs and other equity securities;

          (m) The ADSs to be sold by the Selling Shareholders at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

          (n) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

          (o) Each party set forth in Annex III attached hereto shall have entered into an agreement (each the "Lock-Up Agreement") whereby during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, such party shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder, any (i) Shares or ADSs or any securities of the Company that are substantially similar to Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or ADSs or any such substantially similar securities; (ii) common shares of such party or depositary shares or depositary receipts representing such common shares or any securities that are substantially similar to such common shares or such depositary shares or depositary receipts, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, such common shares or such depositary shares or depositary receipts or any such substantially similar securities; and (iii) common shares of such party's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such common shares or any securities that are substantially similar to such common shares or such depositary shares or depositary receipts, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, such common shares or such depositary shares or depositary receipts or any such substantially similar securities, in each case whether now owned or hereinafter acquired, owned directly by the such party (including holding as a custodian) or with respect to which the such party has beneficial ownership within the rules and regulations of the Commission, without your prior written consent (a draft of such Lock-Up Agreement is attached as Annex II hereto);

          (p) The Company shall have complied with the provisions of Section 5(I)(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

          (q) (i) The Company shall have obtained all Governmental Authorizations required for the sale of the ADSs, for the deposit of Shares with the Depositary and for the execution and delivery by the Company of this Agreement and the Deposit Agreement to be duly and validly authorized, and (ii) the Selling Shareholders shall have obtained all Governmental Authorizations required for the deposit of the Shares with the Depositary, for the sale and delivery of the ADSs representing the Shares to be sold by the Selling

     Shareholders and for the execution and delivery by the Selling Shareholders of this Agreement to be duly and validly authorized; and

          (r) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and officers of each of the Selling Shareholders satisfactory to you as to the accuracy of the representations and warranties of the Company and each of the Selling Shareholders herein, as the case may be, at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (k) and (q) of this Section, and as to such other matters as you may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein.

          (b) Each of the Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein.

          (c) Each Underwriter will indemnify and hold harmless the Company and each of the Selling Shareholders against any losses, claims, damages or liabilities to which the Company and each of the Selling Shareholders may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company or each of the Selling Shareholders for any legal or other expenses reasonably incurred by the Company and each of the Selling Shareholders in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d) Promptly after receipt by an indemnified party under subsection
     (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand (it being understood that for purposes of this subsection (e) any benefit received by the Selling Shareholders shall also be deemed to have been received by the Company) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company or the Selling Shareholders, respectively, under this Section 8 shall be in addition to any liability which the Company or the Selling Shareholders, respectively, may otherwise have and shall extend, upon the same terms and conditions, to the respective affiliates of each Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Selling Shareholders, as the case may be, and to each person, if any, who controls the Company or the Selling Shareholders, as the case may be, within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

          (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, or if the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of ASE Capital to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, or any Selling Shareholder, or any officer or director or controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Shareholders shall be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any ADSs are not delivered by or on behalf of the Selling Shareholders as provided herein, the Company and the Selling Shareholders will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered, except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you as the representative.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representative at c/o Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong,
Attention: Special Execution Group; and if to the Company or the Selling Shareholders shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 8 (d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Selling Shareholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Selling Shareholders and each person who controls the Company, each of the Selling Shareholders or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or any of the Selling Shareholders brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholders has appointed C.T. Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the

Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service at process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company and the Selling Shareholders, as the case may be, shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders, as the case may be.

     15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Shareholders, as the case may be, will, to the extent permitted by applicable law, indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        Advanced Semiconductor Engineering, Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ASE Investment Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ASE Capital Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Accepted as of the date hereof
on behalf of each of the Underwriters

Goldman Sachs International


By:
   --------------------------------------------------------
   Name:
   Title:

                                   SCHEDULE I



                                                                                             NUMBER OF OPTIONAL
                                                                                            ADSs TO BE PURCHASED
                                                               TOTAL NUMBER OF FIRM               IF MAXIMUM
                        UNDERWRITER                             ADSs  BE PURCHASED             OPTION EXERCISED
                        -----------                            --------------------          ---------------------
Goldman Sachs International. ............................






                                                               --------------------          ---------------------
         Total ..........................................
                                                               ====================          =====================


                                   SCHEDULE II

                                                                             Total Number of Firm
                          Selling Shareholders                                  ADSs to be sold
                          --------------------                             --------------------------

ASE Investment Inc...................................................

ASE Capital Inc......................................................




                                                                           --------------------------
         Total ......................................................
                                                                           ==========================


                                  SCHEDULE III

                            SIGNIFICANT SUBSIDIARIES

                               ASE (Chung Li) Inc.
                          ASE Electronics (M) Sdn, Bhd.
                                ASE Test Limited
                               J&R Holding Limited

                                                                         ANNEX I

                  FORM OF ANNEX I DESCRIPTION OF COMFORT LETTER
                     FOR REGISTRATION STATEMENT ON FORM F-3


     Pursuant to Section 7(j) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative of the Underwriters (the "Representative");

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's current report on Form 6-K incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representative; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 8 of the Company's Annual Report on Form 20-F for the most recent fiscal year agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 20-F for such fiscal years;



                                     A-I-1

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in an interim report on Form 6-K incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in an interim report on Form 6-K incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;


                                     A-I-2

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative or in documents incorporated by reference in the Prospectus specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.



                                     A-I-3

                                                                        ANNEX II

                            FORM OF LOCK-UP AGREEMENT

                    ADVANCED SEMICONDUCTOR ENGINEERING, INC.

                                LOCK-UP AGREEMENT


                                                                  April __, 2003

Goldman Sachs International,
  As representative of the several Underwriters
    named in Schedule I hereto,
Peterborough Court,
133 Fleet Street, London EC4A 2BB,
England.

     Re: Advanced Semiconductor Engineering, Inc. -- Lock-Up Agreement

Ladies and Gentlemen:

     The undersigned understands that you, as representative (the "Representative"), propose to enter into an underwriting agreement, dated as of April __, 2003 (the "Underwriting Agreement") on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Advanced Semiconductor Engineering, Inc. (the "Company"), a company limited by shares formed under the laws of the Republic of China (the "Company"), and ASE Investment Inc. and ASE Capital Inc., each a company limited by shares formed under the laws of the Republic of China (collectively, the "Selling Shareholders"), providing for a public offering of American depositary shares ("ADSs") representing common shares of the Company, par value NT$10 per share (the "Common Shares"), pursuant to a Registration Statement on Form F-3 (File No. 333-89428)and a Registration Statement on Form F-6 (File No. 333-12468) to be filed with the Securities and Exchange Commission (the "SEC").

     In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the ADSs and continuing to and including the date 90 days after the date of such final Prospectus (the "Lock-up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any (i) Common Shares or ADSs or any securities of the Company that are substantially similar to Common Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or ADSs or any such substantially similar securities; (ii) common shares of the undersigned or depositary shares or depositary receipts representing such common shares or any



                                     A-II-1
securities that are substantially similar to such common shares or such depositary shares or depositary receipts, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, such common shares or such depositary shares or depositary receipts or any such substantially similar securities; and (iii) common shares of the subsidiaries or controlled affiliates of the undersigned or depositary shares or depositary receipts representing such common shares or any securities that are substantially similar to such common shares or such depositary shares or depositary receipts, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, such common shares or such depositary shares or depositary receipts or any such substantially similar securities, in each case whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the U.S. Securities and Exchange Commission, without your prior written consent.

     The undersigned understands that the Company, the Selling shareholders and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

     This Agreement shall terminate upon the expiration of the Lock-up Period or in the event that there is no delivery of and payment for the ADSs pursuant to the Underwriting Agreement, upon 3 days' prior written notice of such non-delivery and non-payment given by the undersigned to you.


                                      Very truly yours,


                                      -------------------------------
                                      Exact Name of Shareholder


                                      -------------------------------
                                      Authorized Signature


                                      -------------------------------
                                      Title



                                     A-II-2

                                                                       ANNEX III

                            SCHEDULE OF SHAREHOLDERS


                                 ASE Enterprises
                                Jason C.S. Chang
                               Richard H.P. Chang
                                  Feng Mei-Jean
                               Chang Yao Hung-ying
                 Hung Ching Development & Construction Co., Ltd.



                                    A-III-1